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                 SUPPLEMENT TO THE ADVISOR CLASS PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION

                   CREDIT SUISSE WARBURG PINCUS VALUE II FUND

The following information supersedes certain information in the fund's Prospectus and Statement of Additional Information.

Effective on or about December 12, 2001, the Credit Suisse Warburg Pincus family of funds will be renamed the "Credit Suisse" family of funds, and each fund's name will be changed to reflect this new designation. In addition, beginning on or about December 12, the fund family's new internet address will be changed to www.creditsuissefunds.com and the net asset values of the Credit Suisse family of funds will be listed in The Wall Street Journal under the heading "Credit Suisse." You can also find information about the Credit Suisse family of funds by calling 800-222-8977.

In addition, effective on or about December 12, 2001, the following changes will be implemented for the fund:

- The fund's name will be changed to Credit Suisse Strategic Value Fund.

- The fund will implement a policy of investing in companies of any size, rather than focusing on large U.S. companies.

Dated: November 8, 2001                                            ADGRI-16-1101